INCOME TAXES	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 17 – INCOME TAXES
For financial reporting purposes, loss before income taxes includes the following components:

	Years Ended December 31,
	2020	2019	2018
Canada	$(514)	$(578)	$5,934
United States	(45,834)	(42,578)	(42,461)
Foreign	(10,247)	26,382	9,686

Loss before income taxes	$(56,595)	$(16,774)	$(26,841)

Income tax expense (benefit) includes income and withholding taxes incurred in the following jurisdictions:

	Years Ended December 31,
	2020	2019	2018
Current:
Canada	$—	$—	$—
United States	275	125	350
Foreign	7,520	23,734	7,148

	7,795	23,859	7,498

Deferred:
Canada	$—	$—	$—
United States	—	—	—
Foreign	15,297	(64,655)	(2,609)

	15,297	(64,655)	(2,609)

Total income tax expense (benefit)	$23,092	$(40,796)	$4,889

TIP Inc.’s portion of taxable income or loss is subject to corporate taxation in both the U.S. and Canada as a result of the structure of the Arrangement. The federal statutory rates applicable for the U.S. and Canada for the year ended December 31, 2020 are 21% and 25%, respectively. The Company has historically incurred taxable losses which have resulted in Net Operating Loss (“NOL”) carryforwards that may be used by the Company to offset future income taxable in the U.S. and Canada. The portion of the Company’s taxable income or loss attributable to the noncontrolling interests of Trilogy LLC is taxed directly to such members. Consequently, no provision for income taxes, other than minimal withholding taxes, has been included in the financial statements related to this portion of taxable income. The Company’s subsidiaries file income tax returns in their respective countries. The statutory tax rates for 2degrees and NuevaTel for the year ended December 31, 2020 are 28% and 25%, respectively.
The reconciliation between income tax expense (benefit) from continuing operations and the income tax expense (benefit) that results from applying the Canadian federal statutory rate of 25% to consolidated pre-tax
earnings is as follows:

	Years Ended December 31,
	2020	2019	2018
Income tax benefit at Canadian federal rate	$(14,149)	$(4,194)	$(6,710)
Earnings attributable to non-tax paying entities	3,650	3,502	3,815
Foreign rate differential	2,032	1,878	714
Change in valuation allowance	24,336	(45,037)	19,398
Effect of intercompany asset transfer	—	—	(23,484)
Impact of tax law changes	—	—	7,237
Foreign withholding tax incurred	3,377	1,316	2,259
Withholding taxes on unrepatriated foreign earnings	(6,149)	(2,281)	(1,212)
Inflation adjustment	(1,285)	(1,824)	(2,235)
Permanent adjustments	2,959	3,322	503
Foreign exchange translation	—	30	2,668
Other - net	8,321	2,492	1,936

Total	$23,092	$(40,796)	$4,889

The components of deferred tax assets and liabilities are as follows:

	December 31, 2020	December 31, 2019
Intangible assets	$8,272	$9,457
Fixed assets	12,980	17,540
Bad debt allowance	7,601	5,332
NOL and foreign tax credit carryforwards	30,790	23,920
Accrued liabilities	11,661	9,106
Excess business interest expense	12,282	9,489
Equity-based compensation	3,484	2,678
Tower sale deferred gain	—	13,758
Tower sale financing obligation	1,155	4,198
Operating lease liability	40,444	—
Other	4,206	7,786

Subtotal	$132,875	$103,264
Less: valuation allowance	(49,706)	(25,348)

Total net deferred tax assets	$83,169	$77,916

Contract asset	$(5,631)	$(4,914)
Right-of-use asset	(39,964)	—
Withholding taxes on unrepatriated foreign earnings	(7,967)	(9,523)

Total deferred tax liabilities	$(53,562)	$(14,437)

Net deferred tax asset	$29,607	$63,479

Classified on the balance sheet as:
Deferred tax asset	$37,573	$73,216
Deferred tax liability	$(7,966)	$(9,737)

	$29,607	$63,479

As of December 31, 2020, the Company had NOL carryforwards related to our operations in New Zealand and Bolivia of approximately $30 million and $24 million, respectively. The New Zealand NOLs carry forward indefinitely and the Bolivia NOLs carry forward for three years. Additionally, as of December 31, 2020, TIP Inc. (and its wholly owned U.S. subsidiary) had NOL carryforwards of $55 million and $12 million in the U.S. and Canada, respectively. The U.S. NOL carryforwards generated prior to December 31, 2017 carry forward for a period of 20 years while the U.S. NOL carryforwards generated after December 31, 2017 carry forward indefinitely. The Canadian NOL carries forward for a period of 20 years. The future utilization of certain loss carryforwards is contingent upon shareholder continuity and other requirements being met. As of December 31, 2020, these NOL carryforwards continue to be retained.
Management assesses the need for a valuation allowance in each tax paying component or jurisdiction based upon the available positive and negative evidence to estimate whether sufficient taxable income will exist to permit realization of the deferred tax assets.
On the basis of this evaluation, as of December 31, 2020 our valuation allowance was $50 million. The change from December 31, 2019 to December 31, 2020 primarily related to a $20 million increase in the valuation allowance against the Company’s net deferred tax assets in Bolivia as these deferred tax assets are not expected to be realizable. This expense was recorded within Income tax benefit (expense) in our Consolidated Statements of Operations and Comprehensive Income (Loss). The remaining valuation allowance relates to deferred tax assets for TIP Inc. and its U.S. corporate subsidiaries. The amount of the Company’s deferred tax assets considered realizable could be adjusted if estimates of future taxable income during the carryforward periods are reduced or increased.
We are subject to taxation in Bolivia, New Zealand, the United States and Canada. As of December 31, 2020, the following are the open tax years by jurisdiction:

New Zealand	2015-2020
Bolivia	2014-2020
United States	2017-2020
Canada	2016-2020
Bolivia Tax Matter
During 2019, NuevaTel’s 2017 income tax return was selected for examination by the Bolivian tax authorities. The exam team concluded aspects of their audit in the fourth quarter of 2020 and provided their initial findings in January 2021, which challenged certain tax positions, including the deductibility of certain withholding taxes. The potential income tax effect of these positions could be in the range of approximately $1.0 million for each of the years not barred by the statute of limitations (years 2014—2020). NuevaTel intends to contest the proposed adjustment and has engaged an external counsel to assist with the examination process and with defending its position once a formal assessment has been issued. Although the outcome of this process cannot be predicted with certainty, we believe it is more likely than not that we will be successful in defending our position based on legal and technical arguments. Accordingly, no reserve has been recorded related to this matter.
Supplemental Cash Flow Disclosure:

	Years Ended December 31,
	2020	2019	2018
Income and withholding tax paid	$16,019	$11,874	$15,217